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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2002

Motorcar Parts & Accessories, Inc.
(Exact name of registrant as specified in its charter)

New York	0-23538	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2929 California Street, Torrance, California		90503
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (310) 212-7910

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events

        The Company has previously disclosed the existence of an investigation by the SEC into the Company and its accounting practices during the period from 1997 through 1999. The Company settled a class action lawsuit that alleged that the financial statements prepared during this period were materially misleading. The Company currently believes that the U. S. Attorney's Office for the Central District of California is conducting a similar investigation. The Company has cooperated with the SEC and the U.S. Attorney's Office.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS & ACCESSORIES, INC. (Registrant)
Date	May 2, 2002	/s/ ANTHONY SOUZA (Signature)*
Anthony Souza President

*Print name and title of the signing officer under his signature.

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INFORMATION TO BE INCLUDED IN THE REPORT
SIGNATURES